UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): February 10, 2006

                 CWABS Asset-Backed Certificates Trust 2006-1
                 --------------------------------------------
                      (Exact name of the issuing entity)
         Commission File Number of the issuing entity: 333-125164-26

                                  CWABS, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-125164

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)

                     Delaware                   95-4596514
                     --------                   ----------
                  (State or Other            (I.R.S. Employer
                  Jurisdiction of       Identification No. of the
               Incorporation of the             depositor)
                    depositor)

      4500 Park Granada, Calabasas, California                          91302
      ----------------------------------------                      ------------
(Address of Principal Executive Offices of the depositor)            (Zip Code)

The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9   Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01   Financial Statements and Exhibits.
---------   ---------------------------------

      (a)   Financial Statements of Businesses Acquired.
            -------------------------------------------

            Not applicable.

      (b)   Pro Forma Financial Information.
            -------------------------------

            Not applicable.

      (c)   Shell Company Transactions.
            --------------------------

            Not applicable.

      (d)   Exhibits.
            --------

            5.1   Legality Opinion of Sidley Austin LLP.

            8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

            23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and
                  8.1).

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.



                                          By:  /s/ Leon Daniels, Jr.
                                               ---------------------
                                          Name:    Leon Daniels, Jr.
                                          Title:   Vice President



Dated:  February 10, 2006

                                 Exhibit Index

Exhibit                                                                     Page
-------                                                                     ----

5.1   Legality Opinion of Sidley Austin LLP                                   5

8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit                   5

23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)         5